--------------------------------------------------------------------------------
                              Goldman Sachs Funds



--------------------------------------------------------------------------------

BALANCED FUND                             Annual Report   August 31, 1999


                                          Long-term capital growth


                                          opportunities and current income
[PHOTO OF STOCKS APPEARS HERE]

                                          through a carefully constructed mix of


                                          equity and fixed income securities.


                                                                   -------
                                                                   Goldman
                                                                   Sachs
                                                                   -------

Goldman sachs Balanced Fund

     Market Overview



     Dear Shareholder,

     During the period under review, the ongoing strength of the U.S. economy surprised many experts, and amidst shifting preferences for equities, most sectors of the stock market produced solid returns.

    .U.S. Equities Performed Well, As Events Proved the Value of Diversification
     -- As 1999 began, the market continued its ascent, due largely to a strong economy and low inflation. But the market rally was extremely narrow, as gains were mostly limited to a few very large growth companies and the technology sector. In the second quarter, investors abruptly shifted gears -- taking renewed interest in economically sensitive, smaller-cap and value-oriented stocks. In recent months, the market has been hard to classify. In July, most sectors retreated, as concerns over inflation led to higher interest rates. As the reporting period ended, there were mixed signals on the inflation front, and some market sectors rebounded.

    .The U.S. Economy Continued To Move Forward -- A year ago, the robust growth we continue to see in the U.S. economy seemed unlikely. During the fourth quarter of 1998, the Federal Reserve Board made the last of three interest rate cuts. The Fed's actions signaled its concerns over the economic crisis overseas, and its potential for triggering a meaningful slowdown of the U.S. economy in 1999. However, during the first quarter of the year, economic data pointed to economies in Asia rebounding much faster than anticipated, and the U.S. economy resumed its march forward. While inflation had not been a concern for quite some time, several factors, including rising commodity prices and wage pressures, led the Federal Reserve to raise short-term rates toward the end of the reporting period.

    .Market Outlook: Short-Term Optimism With Stock -- We continue to have a generally positive outlook for U.S. stocks in the coming months. Corporate profits should remain healthy, and we would expect to see strong economic growth for the remainder of 1999. While inflation could be somewhat higher than in years past, it should remain moderate. However, the Federal Reserve has made it clear that increased signs of inflation will be dealt with swiftly.

          Looking further ahead, there are several factors that could derail the stock market's record ascent. These include the Federal Reserve's interest rate stance, lower productivity gains, potentially higher labor costs, corporate profit margins and Y2K issues. Therefore, we encourage you to maintain a diversified portfolio and continue focusing on the longer-term.

    .Special Note: Reporting Period Change -- To better serve the needs of our shareholders, the fiscal year-end of your Fund has been changed to August
     31. Previously, your Fund had a January 31 fiscal year-end. Because of the new reporting period, this will serve as the Fund's annual report. This change does not affect your Fund's investment objective or strategy in any way.

     As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

     Sincerely,


     /s/ David B. Ford                           /s/ John P. McNulty
     ---------------------                       ----------------------

     David B. Ford                               John P. McNulty
     Co-Head, Goldman Sachs Asset Management     Co-Head, Goldman Sachs Asset
                                                 Management

     September 3, 1999

----------------------
    .NOT FDIC INSURED

    .May Lose Value

    .No Bank Guarantee
----------------------

                                                     GOLDMAN SACHS BALANCED FUND

Fund Basics
as of August 31, 1999



                            Assets Under Management


                                $223.6 Million


                           Number of Equity Holdings


                                      157


                                NASDAQ Symbols


                                Class A Shares


                                     GSBFX


                                Class B Shares


                                     GSBBX


                                Class C Shares


                                     GSBCX


                             Institutional Shares


                                     GSBIX


                                Service Shares


                                     GSBSX


--------------------------------------------------------------------------------
   PERFORMANCE REVIEW
--------------------------------------------------------------------------------
   January 31, 1999-        Fund Total Return          Combined S&P 500 &
   August 31, 1999       (without sales charge)/1/  Lehman Aggregate Index/2/
--------------------------------------------------------------------------------
   Class A                          0.62%                  1.08%
   Class B                          0.20                   1.08
   Class C                          0.18                   1.08
   Institutional                    0.86                   1.08
   Service                          0.39                   1.08
--------------------------------------------------------------------------------

/1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

/2/The unmanaged benchmark is a combination of the S&P 500 stock index (weighted at 55%) and the Lehman Brothers Aggregate Bond Index (weighted at 45%) assuming reinvestment of all dividends and interest. Figures do not reflect fees or expenses. Investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
   STANDARDIZED TOTAL RETURNS/3/
--------------------------------------------------------------------------------

   For the period ended 6/30/99       Class A    Class B     Class C  Institutional   Service
------------------------------------------------------------------------------------------------
   Last 6 months                        0.55%      1.01%       5.03%       6.67%         6.17%
   One Year                            -0.83      -0.98        3.12        5.32          4.61/4/
   Since Inception                     14.05      11.94        5.57        6.71         15.30/4/
                                    (10/12/94)  (5/1/96)    (8/15/97)   (8/15/97)    (10/12/94)
------------------------------------------------------------------------------------------------

/3/The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

/4/Performance data for Service shares prior to 8/15/97 is that of the Class A shares (excluding the impact of the front-end sales charge applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Balanced Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
   TOP 10 HOLDINGS AS OF 8/31/99
--------------------------------------------------------------------------------
   Holding                            % of Total Net Assets   Line of Business
--------------------------------------------------------------------------------

   Microsoft Corp.                            1.7%            Computer Software
   Intel Corp.                                1.3             Semiconductors
   General Electric Co.                       1.3             Heavy Electrical
   International Business Machines, Inc.      1.0             Computer Hardware
   AT&TCorp.-Liberty Media Group              0.8             Media
   Federal Home Loan Mortgage Corp.           0.8             Financial Service
   AES Corp.                                  0.8             Electrical Utility
   Media One Group, Inc.                      0.8             Media
   Merck &Co.                                 0.8             Drugs
   Bank of America Corp.                      0.8             Banks
--------------------------------------------------------------------------------

   The top 10 holdings may not be representative of the Fund's future investments.

   Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

Goldman Sachs Balanced Fund


     Performance Overview



     Dear Shareholder,

     We are pleased to report on the performance of the Goldman Sachs Balanced Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.


     GROWTH investment Process
     50% of the Fund's equity investment process is characterized as Growth.


     Strong Growth Characteristics
     Growth companies have earnings expectations that exceed those of the stock market as a whole. We search for growth companies with:

     .Favorable financial characteristics

     .High returns on invested capital

     .Dominant market shares for core service or product

     .Recurring revenue streams

     .Solid brand franchises

     .Management committed to maximizing shareholder returns


     Result
     A diversified portfolio of stocks with strong long-term growth potential.



     Performance Review

     Over the seven-month period ended August 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 0.62%, 0.20%, 0.18%, 0.86%, and 0.39%, respectively. These figures compare to the 1.08% cumulative total return of the Fund's benchmark, the Combined S&P 500 and Lehman Aggregate Index.


     Asset Allocation

    .Equities -- As of August 31, 1998, the Fund was 55.1% invested in equities, compared to 54.3% on January 31, 1999. As a result of our bottom-up approach to stock selection, the Fund, compared with the S&P 500 Index, was overweight in the Consumer Services and Financial sectors, and underweight in the Technology and Industrial sectors.

    .Fixed Income -- As of August 31, 1999, the Fund was 42.7% invested in fixed income securities, compared with 40.3% on January 31, 1999. In general, the portfolio was underweight in Treasuries and Agencies, and overweight in corporate, asset backed and mortgage backed securities. The Fund also maintained tactical allocations in several non-dollar sectors.
     Contributors to performance included the Fund's positions in corporates and non-dollar securities -- most notably the Fund's positions in German and Australian bonds.

    .Cash -- As of August 31, 1999, the Fund was 0.1% invested in cash.


     Portfolio Highlights

    .AES Corp. -- The Fund's holding in AES Corp. was beneficial throughout the reporting period. AES is the leading developer, owner and operator of independent power plants and electric utilities worldwide. Early in the year the company was aided by receding fears of a global financial crisis. As investor sentiment shifted to more cyclical issues during the second quarter, AES was able to build on its strong performance record.

    .Microsoft -- The Fund's technology holdings have continued to perform strongly. Our strategy is to focus on technology companies that have dominant market share, long product lifecycles and recurring revenues. Our holding in Microsoft satisfies our criteria, and it has been a very solid holding for the Fund thus far in 1999.

    .Philip Morris Companies -- Philip Morris experienced a number of setbacks early in the year due to regulatory and legal issues. However, its stock rebounded following settlements of various lawsuits.

                                                     Goldman Sachs Balanced Fund



VALUE INVESTMENT PROCESS
50% of the Fund's equity investment process is characterized as Value.

Value stocks represent companies that are currently undervalued in the market, but whose intrinsic value we believe ultimately will be recognized. Our value stock selection process emphasizes a bottom-up approach.


1  Search for Value
We search for value from a universe of 1,000 stocks, and then select 200 to 300 of the least expensive.


2  Fundamental Research
We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.


3  Risk Management
We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.


Portfolio Outlook

Our strategy of blending both growth and value styles of investing within the equity portfolio of the Balanced Fund assisted us in providing broad exposure to the U.S. market and returns in line with the S&P 500. This was particularly important during the reporting period, as investors repeatedly shifted preferences among the styles. And while we typically do not forecast the direction of the market, we believe that, over the long-term, this blend of two research-based, long-term investment strategies will provide diverse exposure to the U.S. equity market, with value added through stock selection.

In the fixed income arena, we believe non-Treasury sectors will most likely remain at attractive yields, as investors require increased risk premiums, due to uncertainty of future Federal Reserve policy and liquidity concerns leading into year-end. Therefore, we currently anticipate maintaining an overweight position in corporate and mortgage-backed security sectors relative to Treasury and agency holdings.

We thank you for your investment and look forward to your continued confidence.



Goldman Sachs Value Investment Team, Goldman Sachs Growth Equity Investment Team, Goldman Sachs Fixed Income Investment Team

New York
September 3, 1999

Goldman Sachs Balanced Fund


     The Goldman Sachs Advantage



     Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.



          Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

          What Sets Goldman Sachs Funds Apart?

                                       1
                          ---------------------------
                          Resources and Relationships
                          ---------------------------

            Our porfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                       2
                          ---------------------------
                               In-Depth Research
                          ---------------------------

            Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                       3
                          ---------------------------
                                Risk Management
                          ---------------------------

            In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.



     To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                                     GOLDMAN SACHS BALANCED FUND

Performance Summary
August 31, 1999

 The following graph shows the value, as of August 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on October 12, 1994 (commencement of operations) in the Goldman Sachs Balanced Fund. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 Index ("S&P 500 Index") and the Lehman Brothers Ag-gregate Bond Index ("LBABI")) are shown. This performance data represents past performance and should not be considered indicative of future perfor-mance which will fluctuate with changes in market conditions. These perfor-mance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 Balanced Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested October 12, 1994 to August 31, 1999.

                           [LINE GRAPH APPEARS HERE]

                            Class A        S&P 500              LBABI
           0/12/94           9,450        10,000               10,000
            Oct-94           9,413        10,152                9,987
            Nov-94           9,247         9,782                9,965
            Dec-94           9,351         9,927               10,034
            Jan-95           9,532        10,184               10,232
            Feb-95           9,948        10,582               10,476
            Mar-95          10,143        10,895               10,540
            Apr-95          10,379        11,215               10,687
            May-95          10,743        11,664               11,101
            Jun-95          10,959        11,934               11,182
            Jul-95          11,149        12,330               11,157
            Aug-95          11,319        12,361               11,292
            Sep-95          11,509        12,883               11,402
            Oct-95          11,455        12,837               11,550
            Nov-95          11,762        13,400               11,724
            Dec-95          11,978        13,659               11,888
            Jan-96          12,211        14,123               11,966
            Feb-96          12,275        14,254               11,758
            Mar-96          12,303        14,391               11,676
            Apr-96          12,402        14,603               11,610
            May-96          12,566        14,980               11,587
            Jun-96          12,544        15,037               11,742
            Jul-96          12,372        14,372               11,774
            Aug-96          12,544        14,675               11,754
            Sep-96          12,982        15,501               11,958
            Oct-96          13,314        15,929               12,224
            Nov-96          14,022        17,133               12,433
            Dec-96          14,102        16,794               12,317
            Jan-97          14,488        17,843               12,356
            Feb-97          14,665        17,983               12,386
            Mar-97          14,324        17,244               12,249
            Apr-97          14,759        18,272               12,433
            May-97          15,388        19,384               12,551
            Jun-97          15,745        20,253               12,700
            Jul-97          16,723        21,865               13,043
            Aug-97          16,566        20,640               12,932
            Sep-97          17,019        21,771               13,122
            Oct-97          16,720        21,044               13,313
            Nov-97          16,760        22,018               13,374
            Dec-97          16,870        22,397               13,509
            Jan-98          17,030        22,646               13,682
            Feb-98          17,852        24,279               13,671
            Mar-98          18,087        25,522               13,717
            Apr-98          18,172        25,779               13,789
            May-98          17,952        25,336               13,920
            Jun-98          17,725        26,365               14,038
            Jul-98          17,087        26,082               14,067
            Aug-98          15,752        22,311               14,297
            Sep-98          16,180        23,741               14,631
            Oct-98          16,557        25,671               14,554
            Nov-98          17,011        27,227               14,637
            Dec-98          17,477        28,795               14,681
            Jan-99          17,701        29,999               14,785
            Feb-99          17,252        29,066               14,526
            Mar-99          17,801        30,229               14,606
            Apr-99          18,408        31,398               14,653
            May-99          18,165        30,657               14,524
            Jun-99          18,598        32,343               14,524
            Jul-99          18,117        31,334               14,524
            Aug-99          17,811        31,178               14,524



  Average Annual Total Return through    Since Inception One Year Seven Months
  August 31, 1999
  Class A (commenced October 12, 1994)
  Excluding sales charges                         13.84%   13.08%        0.62%
  Including sales charges                         12.53%    6.85%       -4.90%
 -----------------------------------------------------------------------------
  Class B (commenced May 1, 1996)
  Excluding contingent deferred sales
  charges                                         10.65%   12.26%        0.20%
  Including contingent deferred sales
  charges                                          9.79%    7.16%       -4.81%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                          2.84%   12.24%        0.18%
  Including contingent deferred sales
  charges                                          2.84%   11.22%       -0.82%
 -----------------------------------------------------------------------------
  Institutional Class (commenced August
  15, 1997)                                        3.94%   13.55%        0.86%
 -----------------------------------------------------------------------------
  Service Class (commenced August 15,
  1997)                                            3.61%   12.80%        0.39%
 -----------------------------------------------------------------------------

GOLDMAN SACHS BALANCED FUND
Statement of Investments
August 31, 1999

  Shares Description                                     Value
 Common Stocks - 55.1%
  Banks - 3.4%
  28,700 Bank of America Corp.                     $  1,736,350
  27,000 Bank One Corp.                               1,083,375
  18,500 Citigroup, Inc.                                822,094
  29,900 First Union Corp.                            1,240,850
  13,100 KeyCorp                                        379,900
  21,600 National City Corp.                            596,700
  16,200 State Street Corp.                             969,975
  20,400 Wells Fargo & Co.                              812,175
                                                   ------------
                                                      7,641,419
 --------------------------------------------------------------
  Chemical - 0.6%
   9,777 Du Pont (E.I.) de Nemours & Co.                619,617
   8,600 Minnesota Mining and Manufacturing Co.         812,700
                                                   ------------
                                                      1,432,317
 --------------------------------------------------------------
  Clothing - 0.3%
  24,100 The TJX Companies, Inc.                        695,888
 --------------------------------------------------------------
  Computer Hardware - 3.5%
  21,500 Cisco Systems, Inc.*                         1,457,969
  24,900 Compaq Computer Corp.                          577,369
  10,400 EMC Corp.*                                     624,000
   9,600 Hewlett-Packard Co.                          1,011,600
  18,100 International Business Machines, Inc.        2,254,581
   4,100 NCR Corp.*                                     179,375
  13,400 Sun Microsystems, Inc.*                      1,065,300
  12,900 Xerox Corp.                                    615,975
                                                   ------------
                                                      7,786,169
 --------------------------------------------------------------
  Computer Software - 2.1%
   6,600 CheckFree Holdings Corp.*                      193,050
  10,800 Computer Associates International, Inc.        610,200
  40,600 Microsoft Corp.*                             3,758,037
   5,400 Oracle Corp.*                                  197,100
                                                   ------------
                                                      4,758,387
 --------------------------------------------------------------
  Consumer Services - 0.9%
  15,700 Cendant Corp.*                                 281,619
  42,100 Service Corp. International                    581,506
  26,050 Valassis Communications, Inc.*               1,139,688
                                                   ------------
                                                      2,002,813
 --------------------------------------------------------------
  Defense/Aerospace - 0.5%
   9,600 Northrop Grumman Corp.                         696,000
   6,400 Raytheon Co.                                   429,600
                                                   ------------
                                                      1,125,600
 --------------------------------------------------------------
  Department Store - 0.7%
  27,000 Federated Department Stores, Inc.*           1,242,000
   8,400 The May Department Stores Co.                  328,125
                                                   ------------
                                                      1,570,125
 --------------------------------------------------------------
  Drugs - 4.3%
  37,600 American Home Products Corp.                 1,560,400
  22,400 Bristol-Myers Squibb Co.                     1,576,400
   9,200 Eli Lilly & Co.                                686,550
 --------------------------------------------------------------

  Shares Description                                   Value
 Common Stocks - (continued)
  Drugs - (continued)
  25,900 Merck & Co.                             $  1,740,156
  38,200 Pfizer, Inc.                               1,442,050
  17,900 Pharmacia & Upjohn, Inc.                     935,275
  11,600 Schering-Plough Corp.                        609,725
  14,700 Warner-Lambert Co.                           973,875
                                                 ------------
                                                    9,524,431
 ------------------------------------------------------------
  Electronics Equipment - 1.3%
   4,900 General Instrument Corp.*                    241,019
   1,500 General Motors Corp. (Hughes)*                77,250
   9,400 Lucent Technologies, Inc.                    602,188
   3,400 Motorola, Inc.                               313,650
   8,300 QUALCOMM, Inc.*                            1,595,156
                                                 ------------
                                                    2,829,263
 ------------------------------------------------------------
  Electrical Utilities - 2.3%
  29,400 AES Corp.*                                 1,784,212
  35,900 Entergy Corp.                              1,070,269
  14,000 FPL Group, Inc.                              756,000
   3,400 Pacificorp                                    69,488
  14,000 PG&E Corp.                                   424,375
  25,100 Unicom Corp.                                 969,487
                                                 ------------
                                                    5,073,831
 ------------------------------------------------------------
  Energy Resources - 2.3%
   5,600 Atlantic Richfield Co.                       492,450
  10,687 Conoco, Inc. Class B                         287,213
  18,000 Exxon Corp.                                1,419,750
   3,500 Mobil Corp.                                  358,313
  27,200 Occidental Petroleum Corp.                   589,900
  27,600 Royal Dutch Petroleum Co. ADR              1,707,750
   6,100 Tosco Corp.[_]                               155,550
   3,600 Unocal Corp.                                 150,750
                                                 ------------
                                                    5,161,676
 ------------------------------------------------------------
  Environmental Services - 0.5%
  54,500 Waste Management, Inc.                     1,188,781
 ------------------------------------------------------------
  Financial Services - 2.0%
   8,400 Countrywide Credit Industries, Inc.          269,850
  35,000 Federal Home Loan Mortgage Corp.           1,802,500
  25,800 Federal National Mortgage Association      1,602,825
  33,900 MBNA Corp.                                   836,906
                                                 ------------
                                                    4,512,081
 ------------------------------------------------------------
  Food & Beverage - 3.0%
   2,600 Anheuser-Busch Companies, Inc.               200,200
  66,360 Archer Daniels Midland Co.                   862,680
  18,800 Coca-Cola Co.                              1,124,475
  38,100 ConAgra, Inc.                                933,450
   5,000 H.J. Heinz Co.                               233,438
  60,400 Nabisco Group Holdings Corp.               1,072,100
  19,600 Pepsico, Inc.                                668,850
  53,000 Sara Lee Corp.                             1,175,937
   5,400 William Wrigley Jr. Co.                      422,887
                                                 ------------
                                                    6,694,017
 ------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

  Shares Description                                               Value
 Common Stocks - (continued)
  Forest - 0.2%
  10,600 International Paper Co.                             $    498,863
 ------------------------------------------------------------------------
  Heavy Electrical - 1.4%
   5,100 Emerson Electric Co.                                     319,388
  25,400 General Electric Co.                                   2,852,737
                                                             ------------
                                                                3,172,125
 ------------------------------------------------------------------------
  Home Products - 2.1%
  18,700 Avon Products, Inc.                                      820,463
   7,600 Clorox Co.                                               343,900
  23,400 Colgate Palmolive Co.                                  1,251,900
   8,500 Ecolab, Inc.                                             319,281
  11,900 Procter & Gamble Co.                                   1,181,075
  25,600 Ralston-Ralston Purina Group                             704,000
                                                             ------------
                                                                4,620,619
 ------------------------------------------------------------------------
  Hotel - 0.6%
  14,300 Marriott International, Inc.                             489,775
  34,400 Starwood Hotels & Resorts Worldwide, Inc. Class B        819,150
                                                             ------------
                                                                1,308,925
 ------------------------------------------------------------------------
  Industrial Parts - 0.2%
   3,200 Ingersoll-Rand Co.                                       203,600
   1,900 Textron, Inc.                                            153,425
                                                             ------------
                                                                  357,025
 ------------------------------------------------------------------------
  Information Services - 1.0%
   8,682 At Home Corp. Series A*                                  348,365
   7,500 Automatic Data Processing, Inc.                          294,844
  21,200 First Data Corp.                                         932,800
   8,600 Galileo International, Inc.                              417,100
   2,440 VeriSign, Inc.*                                          264,283
                                                             ------------
                                                                2,257,392
 ------------------------------------------------------------------------
  Leisure - 0.2%
   3,000 Eastman Kodak Co.                                        220,312
   8,600 Hasbro, Inc.                                             210,163
                                                             ------------
                                                                  430,475
 ------------------------------------------------------------------------
  Life Insurance - 1.3%
  11,800 Aetna, Inc.                                              917,450
  10,100 Cigna Corp.                                              907,106
   4,900 Hartford Life, Inc.                                      212,844
   6,600 Nationwide Financial Services, Inc.                      240,900
  18,060 UNUMProvident Corp.                                      651,289
                                                             ------------
                                                                2,929,589
 ------------------------------------------------------------------------
  Media - 4.9%
  26,400 AH Belo Corp. Series A                                   499,950
  12,100 AMFM, Inc.*                                              595,925
  57,480 AT&T Corp.-Liberty Media Group*                        1,839,360
   8,900 Cablevision Systems Corp.*                               623,000
  35,900 CBS, Inc.*                                             1,687,300
 ------------------------------------------------------------------------

  Shares Description                                     Value
 Common Stocks - (continued)
  Media - (continued)
   6,864 Clear Channel Communications, Inc.*       $    480,909
  16,000 Comcast Corp.                                  522,000
   4,300 EchoStar Communications Corp.*                 359,588
  24,600 Infinity Broadcasting Corp.*                   665,737
  26,490 MediaOne Group, Inc.*                        1,741,717
  19,300 The Walt Disney Co.                            535,575
  22,700 Time Warner, Inc.                            1,346,394
                                                   ------------
                                                     10,897,455
 --------------------------------------------------------------
  Medical Products - 1.0%
  12,700 Baxter International, Inc.                     851,694
  11,700 Becton, Dickinson & Co.                        329,062
  11,100 Johnson & Johnson                            1,134,975
                                                   ------------
                                                      2,315,731
 --------------------------------------------------------------
  Medical Providers - 0.6%
  23,500 Columbia/HCA Healthcare Corp.                  578,687
  67,000 Healthsouth Corp.*                             548,563
   5,500 Tenet Healthcare Corp.*                         95,906
                                                   ------------
                                                      1,223,156
 --------------------------------------------------------------
  Motor Vehicle - 1.7%
  41,546 Delphi Automative Systems Corp.                778,988
  11,000 Federal-Mogul Corp.                            501,875
   6,600 Ford Motor Co.                                 344,025
  23,300 General Motors Corp.                         1,540,712
  12,500 TRW, Inc.                                      681,250
                                                   ------------
                                                      3,846,850
 --------------------------------------------------------------
  Oil Refining - 0.5%
  11,700 Texaco, Inc.                                   742,950
  13,000 USX-Marathon Group, Inc.                       404,625
                                                   ------------
                                                      1,147,575
 --------------------------------------------------------------
  Oil Services - 0.5%
  16,100 Schlumberger Ltd.                            1,074,675
 --------------------------------------------------------------
  Property Insurance - 1.6%
  30,700 Allstate Corp.                               1,007,344
   4,500 AMBAC Financial Group, Inc.                    237,656
   8,365 American International Group, Inc.             775,331
  14,500 Hartford Financial Services Group, Inc.        658,844
   5,400 Loews Corp.                                    423,900
  10,100 XL Capital Ltd.                                508,156
                                                   ------------
                                                      3,611,231
 --------------------------------------------------------------
  Publishing - 1.3%
  11,500 Central Newspapers, Inc.                       486,594
   6,900 Gannett Co.                                    468,769
  25,100 New York Times Co.                             980,468
  13,900 R.R. Donnelley & Sons Co.                      436,112
   2,800 Tribune Co.                                    261,275
  18,900 Ziff-Davis, Inc.*                              291,769
                                                   ------------
                                                      2,924,987
 --------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
August 31, 1999

  Shares Description                                Value
 Common Stocks - (continued)
  Railroads - 0.3%
  21,500 Burlington Northern Santa Fe Corp.   $    623,500
 ---------------------------------------------------------
  Restaurants - 0.4%
   7,600 McDonald's Corp.                          314,450
  13,000 Tricon Global Restaurants, Inc.*          528,125
                                              ------------
                                                   842,575
 ---------------------------------------------------------
  Security/Asset Management - 0.1%
   3,700 Morgan Stanley Dean Witter & Co.          317,506
 ---------------------------------------------------------
  Semiconductors - 1.3%
  35,500 Intel Corp.                             2,917,656
 ---------------------------------------------------------
  Specialty Retail - 1.7%
   5,900 CVS Corp.                                 245,956
   8,200 Home Depot, Inc.                          501,225
  16,400 Tandy Corp.                               774,900
  43,600 Toys "R' Us, Inc.*                        602,225
  26,700 Wal-Mart Stores, Inc.                   1,183,144
  25,600 Walgreen Co.                              593,600
                                              ------------
                                                 3,901,050
 ---------------------------------------------------------
  Telephone - 3.5%
  13,600 Ameritech Corp.                           858,500
  29,749 AT&T Corp.                              1,338,705
  13,200 Bell Atlantic Corp.                       808,500
   8,100 BellSouth Corp.                           366,525
  13,500 GTE Corp.                                 926,437
  22,700 MCI Worldcom, Inc.*                     1,719,525
  19,900 SBC Communications, Inc.                  955,200
   5,900 Sprint Corp.                              261,813
  10,200 U.S. West, Inc.                           532,950
                                              ------------
                                                 7,768,155
 ---------------------------------------------------------
  Tobacco - 0.7%
  44,100 Philip Morris Companies, Inc.           1,650,994
 ---------------------------------------------------------
  Wireless - 0.3%
  20,200 Crown Castle International Corp.*         305,525
   5,300 Sprint Corp. (PCS Group) Series 1*        316,675
                                              ------------
                                                   622,200
 ---------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $112,392,806)                         $123,257,107
 ---------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Asset-Backed Securities - 4.9%
  Americredit Automobile Receivables Trust Series 1997-D, Class A3
  $1,725,000              5.88%                      12/05/2003                     $  1,701,012
  Americredit Automobile Receivables Trust Series 1998-A, Class A3
   1,100,000              6.24                       09/05/2003                        1,094,490
  Chevy Chase Auto Receivables Trust Series 1995-2, Class A
       9,326              5.80                       06/15/2002                            9,317
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
 Asset-Backed Securities - (continued)
  Contimortgage Home Equity Loan Series 1998-1, Class A5
  $3,000,000              6.43%                      04/15/2016                     $ 2,949,540
  Fasco Auto Trust Series 1996-1, Class A
      54,602              6.65                       11/15/2001                          54,709
  Fingerhut Master Trust Series 1996-1, Class A
      40,000              6.45                       02/20/2002                          40,012
  First Sierra Equipment Contract Trust Series 1998-1, Class A4
   1,350,000              5.63                       08/12/2004                       1,317,938
  Green Tree Financial Corp. Series 1998-6, Class M1
   2,000,000              6.63                       06/01/2030                       1,808,120
  IMC Home Equity Loan Series 1996 3A 7
   1,000,000              8.05                       08/01/2026                       1,049,063
  Mid State Trust Series 4, Class A
     635,240              8.33                       04/01/2030                         649,647
  Standard Credit Card Master Trust I Series 1995-9, Class A
     360,000              6.55                       10/07/2007                         356,285
 ----------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (Cost $11,373,274)                                                                $11,030,133
 ----------------------------------------------------------------------------------------------
 Corporate Bonds - 15.0%
  Finance Bonds - 5.1%
  BankAmerica Corp.
  $1,000,000              7.75%                      07/15/2002                     $ 1,022,880
  Beneficial Corp.
   1,350,000              6.43                       04/10/2002                       1,340,023
  Capital One Bank
     500,000              6.39                       03/05/2001                         497,920
     150,000              6.15                       06/01/2001                         147,879
     300,000              6.76                       07/23/2002                         297,465
     590,000              7.15                       09/15/2006                         590,195
  Chelsea GCA Realty
     656,000              7.75                       01/26/2001                         653,658
  Citigroup, Inc.
     315,000              8.00                       02/01/2003                         324,226
  Comdisco, Inc.
     965,000              6.13                       01/15/2003                         923,206
     700,000              6.29                       06/30/2003                         673,253
  Conseco, Inc.
     320,000              7.60                       06/21/2001                         318,051
  Continental Bank
     100,000             12.50                       04/01/2001                         108,387
  Countrywide Capital Corp.
     330,000              8.05                       06/15/2027                         319,767
  Countrywide Home Loans, Inc.
     850,000              6.45                       02/27/2003                         833,255
  Fleet Mortgage Group, Inc.
     250,000              6.50                       06/15/2000                         250,302
  Ford Motor Credit Co.
     170,000              6.13                       04/28/2003                         164,920
  Golden West Financial Corp.
     200,000             10.25                       12/01/2000                         208,402
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

  Principal             Interest                       Maturity
    Amount                Rate                           Date                            Value
 Corporate Bonds - (continued)
  Finance Bonds - (continued)
  Liberty Property LP
  $  205,000                  7.10%                   08/15/2004                    $   195,182
  Long Island Savings Bank
     620,000                  6.20                    04/02/2001                        608,642
  Meditrust, Inc.
     270,000                  7.82                    09/10/2026                        240,932
  Providian National Bank
     250,000                  6.65                    02/01/2004                        237,315
  PXRE Capital Trust I
      65,000                  8.85                    02/01/2027                         51,691
  Riggs National Corp.
     280,000                  9.65                    06/15/2009                        294,675
  Simon Debartolo Group LP
     675,000                  6.63                    06/15/2003                        649,615
  Wells Fargo & Co.
     485,000                  6.63                    07/15/2004                        478,123
 ----------------------------------------------------------------------------------------------
  TOTAL FINANCE BONDS
  (Cost $11,834,601)                                                                $11,429,964
 ----------------------------------------------------------------------------------------------
  Industrial Bonds - 9.6%
  360 Communications Co.
  $  575,000                  7.13%                   03/01/2003                    $   576,472
  Adelphia Communications
     125,000                  7.88                    05/01/2009                        112,344
  Adelphia Communications Series B
     120,000                 10.25                    07/15/2000                        120,300
  Alaska Communications+
     125,000                  9.38                    05/15/2009                        117,813
  Allied Waste North America, Inc.
     250,000                  7.63                    01/01/2006                        230,000
  AMFM, Inc.
     250,000                 10.75                    05/15/2006                        268,750
  British Sky Broadcasting+
     240,000                  8.20%                   07/15/2009                        237,791
  CBS Corp.
     205,000                  8.88                    06/01/2001                        210,812
  Chancellor Media Corp.
     250,000                  8.00                    11/01/2008                        237,500
  Charter Commerce Holdings+~
     125,000             0.00/9.92                    04/01/2011                         75,000
  Charter Communications Holdings LLC+
     250,000                  8.25                    04/01/2007                        234,375
  CMS Energy Corp. Series B
     150,000                  7.38                    11/15/2000                        149,517
  Continental Airlines, Inc.
     339,546                  6.54                    09/15/2009                        325,805
  Crown Castle International Corp.+~
     250,000           0.00/10.375                    05/15/2011                        138,750
  Daimler Chrysler AG
      30,000                  7.45                    03/01/2027                         29,386
      60,000                  7.45                    02/01/2097                         56,318
 ----------------------------------------------------------------------------------------------

  Principal              Interest                        Maturity
    Amount                 Rate                            Date                              Value
 Corporate Bonds - (continued)
  Industrial Bonds - (continued)
  Federal-Mogul Corp.+
  $  250,000                7.50%                       01/15/2009                       $  228,255
  Ford Motor Co.
     300,000                6.63                        10/01/2028                          265,662
  Gulf Canada Resources Ltd.
      90,000                9.25                        01/15/2004                           90,199
  Hayes Lemmerz International, Inc. Series B
     250,000                8.25                        12/15/2008                          231,250
  Hertz Corp.
   1,055,000                6.00                        01/15/2003                        1,017,991
  Intermedia Communications, Inc.
     250,000                8.60                        06/01/2008                          221,250
  International Home Foods, Inc.
     250,000               10.38                        11/01/2006                          255,000
  ITT Corp.
      50,000                6.25                        11/15/2000                           48,627
  Joseph E Seagram & Sons, Inc.
     275,000                6.25                        12/15/2001                          270,102
  K Mart Corp.
     200,000                8.00                        12/13/2001                          198,502
  Lenfest Communications, Inc.
     300,000                8.38                        11/01/2005                          309,606
  Lyondell Chemical Co. Series B
     250,000                9.88                        05/01/2007                          253,750
  MCI Worldcom, Inc.
     275,000                6.40                        08/15/2005                          265,185
  Metronet Communications
     345,000              0/9.95                        06/15/2008                          261,337
  News America Holdings, Inc.
     345,000                8.50                        02/15/2005                          356,088
     135,000                8.00                        10/17/2016                          131,516
     300,000                7.25                        05/18/2018                          279,804
  Northwest Airlines Corp. Class C
     208,432                8.97                        01/02/2015                          212,100
  NWA Trust Class A
      57,900                8.26                        03/10/2006                           58,233
  Occidental Petroleum Corp.
      90,000                6.50                        04/01/2005                           85,784
     235,000                7.65                        02/15/2006                          234,902
  Orange PLC
     500,000                8.00                        08/01/2008                          475,000
  Oryx Energy Co.
     135,000                9.50                        11/01/1999                          135,626
  Owens Corning
     720,000                7.50                        05/01/2005                          692,374
  Packaging Corp. of America+
     125,000                9.63                        04/01/2009                          126,250
  Panamsat Corp.
   1,080,000                6.13                        01/15/2005                          984,377
  Paramount Communications
     200,000                5.88                        07/15/2000                          198,924
 --------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
August 31, 1999

  Principal              Interest                        Maturity
    Amount                 Rate                            Date                           Value
 Corporate Bonds - (continued)
  Industrial Bonds - (continued)
  Pep Boys-Manny, Moe & Jack
  $  200,000                  6.52%                     07/16/2007                     $ 190,467
  Philip Morris Companies, Inc.
     400,000                  9.00                      01/01/2001                       411,400
     150,000                  7.00                      07/15/2005                       146,910
     195,000                  6.95                      06/01/2006                       195,412
  Raytheon Co.
     605,000                  6.45                      08/15/2002                       596,113
  RJR Nabisco, Inc.+
     355,000                  7.38                      05/15/2003                       348,617
  Rogers Cablesystems Ltd.
     115,000                  9.63                      08/01/2002                       117,875
  Safety-Kleen Corp.+
     250,000                  9.25                      05/15/2009                       246,875
  Safeway, Inc.
     265,000                  6.05                      11/15/2003                       254,215
  Sprint Capital Corp.
     100,000                  5.70                      11/15/2003                        94,838
     465,000                  5.88                      05/01/2004                       441,476
  Starwood Hotels & Resorts Worldwide, Inc.
     465,000                  6.75                      11/15/2003                       436,960
  Tele-Communications, Inc.
     125,000                  9.65                      10/01/2003                       131,760
  Telewest Communications PLC+
     125,000            0.00/11.00                      10/01/2007                       110,781
     250,000             0.00/9.25                      04/15/2009                       152,500
  Tenet Healthcare Corp.
     175,000                  8.63                      12/01/2003                       173,250
  Time Warner, Inc.
     445,000                  9.63                      05/01/2002                       471,268
     250,000                  7.98                      08/15/2004                       259,217
     565,000                  7.75                      06/15/2005                       572,916
  TRW, Inc.+
     460,000                  6.63                      06/01/2004                       447,726
  Tyco International Group
     875,000                  5.88                      11/01/2004                       822,544
  U.S. Home Corp.
     130,000                  7.95                      03/01/2001                       130,650
  United Rentals, Inc.*
     500,000                  8.80                      08/15/2008                       475,000
  US Air, Inc.
     312,531                  8.93                      04/15/2008                       342,687
  US West Capital Funding, Inc.+
     500,000                  6.88                      08/15/2001                       499,370
  USI American Holdings, Inc.
      60,000                  7.25                      12/01/2006                        57,047
  Viacom, Inc.
     900,000                  6.75                      01/15/2003                       885,330
  Williams Communications Solutions, Inc.
   1,125,000                  6.13                      02/15/2002                     1,104,997
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
 Corporate Bonds - (continued)
  Industrial Bonds - (continued)
  WMX Technologies, Inc.
  $  320,000              6.38%                      12/01/2003                     $   292,819
 ----------------------------------------------------------------------------------------------
  TOTAL INDUSTRIAL BONDS
  (Cost $22,228,646)                                                                $21,419,647
 ----------------------------------------------------------------------------------------------
  Utility Bonds - 0.3%
  CE Electric UK Funding Co.+
  $  200,000              6.85%                      12/30/2004                     $   193,529
  Edison Mission Energy Funding Corp. Series A+
      70,863              6.77                       09/15/2003                          70,004
  Niagara Mohawk Power Corp.
     450,000              6.88                       04/01/2003                         451,921
 ----------------------------------------------------------------------------------------------
  TOTAL UTILITY BONDS
  (Cost $732,394)                                                                   $   715,454
 ----------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $34,795,641)                                                                $33,565,065
 ----------------------------------------------------------------------------------------------
 Emerging Market Debt - 1.7%
  Financiera Energy Nacional
  $  120,000              9.38%                      06/15/2006                     $    87,372
  MRS Logistica SA
     100,000             10.63                       08/15/2005                          65,000
  National Power Corp.
     240,000              7.63                       11/15/2000                         240,000
  National Republic of Bulgaria#
     370,000              5.88                       07/28/2011                         253,912
  Petroleos Mexicanos+#
     350,000              9.37                       07/15/2005                         325,937
  Poland Communications, Inc.
     200,000              9.88                       11/01/2003                         199,000
  Province of Tucuman
     165,000              9.45                       08/01/2004                         127,463
  Republic of Brazil }
     370,537              8.00                       04/15/2014                         221,396
  Republic of Colombia
     120,000              8.63                       04/01/2008                          90,600
  Republic of Malaysia
     530,000              8.75                       06/15/2009                         524,896
  Republic of Panama
      10,000              9.38                       04/01/2029                           9,375
  Republic of Panama#
     618,480              6.08                       05/10/2002                         594,514
     330,000              4.25                       07/17/2014                         234,504
  Republic of Philippines
     350,000              8.88                       04/15/2008                         335,125
  Republic of Poland#
      70,000              4.00                       10/27/2024                          44,100
  United Mexican States
     250,000              6.25                       12/31/2019                         178,750
     380,000              6.25                       12/31/2019                         271,700
 ----------------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (Cost $3,957,400)                                                                 $ 3,803,644
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

  Principal              Interest                        Maturity
    Amount                 Rate                            Date                              Value
  Mortgage Backed Obligations - 18.2%
  Asset Securitization Corp. Series 1997-D4, Class A 1D
  $  450,000               7.49%                        04/14/2029                       $  453,830
  Chase Commercial Mortgage Securities Corp. Series 1997-2, Class A2
   2,200,000               6.60                         11/19/2007                        2,103,508
  Collateralized Mortgage Obligation Trust Series 64, Class Z
     367,301               9.00                         11/20/2020                          378,335
  Commercial Mortgage Asset Trust Series 1999-C1, Class A3
     200,000               6.64                         09/17/2010                          188,097
  CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A2
     700,000               6.52                         07/17/2007                          668,598
  Federal Home Loan Mortgage Corp. (FHLMC)
   8,600,000               7.50                         10/01/2001                        8,548,916
     794,784               6.00                         12/01/2013                          757,032
   1,000,000               6.35                         03/25/2018                          993,430
   1,018,642               7.00                         06/01/2028                          989,987
     502,559               7.00                         08/01/2028                          488,422
     908,294               7.00                         09/01/2028                          882,743
   1,204,928               7.00                         12/01/2028                        1,171,033
  Federal National Mortgage Association (FNMA)
     211,665               6.50                         09/01/2025                          201,742
     216,816               6.50                         10/01/2025                          206,451
     285,819               6.50                         11/01/2025                          272,957
     395,288               6.50                         09/01/2027                          374,536
     344,804               6.50                         11/01/2027                          326,377
     361,905               6.50                         03/01/2028                          342,565
     539,113               6.50                         04/01/2028                          510,303
     849,127               6.50                         06/01/2028                          803,750
     165,461               6.50                         08/01/2028                          156,618
     754,087               6.50                         09/01/2028                          713,788
   4,000,000               6.50                         TBA-30 yr/\                       3,786,250
  Federal National Mortgage Association Principal-Only Stripped Security@*
   4,030,000               6.86                         10/09/2019                        1,009,394
  Federal National Mortgage Association Series 1993-31, Class PJ
   1,000,000               6.55                         10/25/2020                          987,210
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1,
  Class A2
     300,000               7.30                         12/18/2006                          298,875
  Government National Mortgage Association (GNMA)
     220,160               7.00                         02/15/2023                          214,861
     252,688               7.00                         04/15/2023                          245,739
     142,848               7.00                         05/15/2023                          139,410
   1,275,395               7.00                         07/15/2023                        1,242,762
     580,828               7.00                         08/15/2023                          566,848
     527,078               7.00                         09/15/2023                          514,391
     115,233               7.00                         10/15/2023                          112,064
     158,224               7.00                         11/15/2023                          154,071
     398,744               7.00                         12/15/2023                          387,778
   5,000,498               6.50                         11/15/2028                        4,731,972
   1,987,512               6.50                         01/15/2029                        1,874,462
     993,517               6.50                         04/15/2029                          937,006
 --------------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Mortgage Backed Obligations - (continued)
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C2, Class A2
  $2,000,000              6.39%                      02/15/2030                     $ 1,929,700
 ----------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $41,861,166)                                                                $40,665,811
 ----------------------------------------------------------------------------------------------
  Sovereign Credit - 2.0%
  Commonwealth of Australia
  $1,800,000              8.75%                      08/15/2008                     $ 1,335,978
  Federal Republic of Germany
   2,050,000              7.38                       01/03/2005                       2,456,466
  Province of Quebec
     200,000             13.25                       09/15/2014                         209,582
     445,000              7.50                       07/15/2023                         443,958
     105,000              5.74                       03/02/2026                         104,072
 ----------------------------------------------------------------------------------------------
  TOTAL SOVEREIGN CREDIT
  (Cost $4,637,925)                                                                 $ 4,550,056
 ----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
August 31, 1999

   Principal            Interest                    Maturity
    Amount                Rate                        Date                               Value
  U.S. Treasury Obligations - 0.9%
  U.S. Treasury Principal-Only Stripped Securities0*
  $   500,000             6.13%                    08/15/2005                      $    346,470
    1,450,000             6.50                     05/15/2017                           460,897
    4,900,000             6.75                     08/15/2026[_]                        912,282
  U.S. Treasury Bills0
      100,000             4.39                     10/12/1999                            98,659
      100,000             4.56                     12/09/1999[_]                         98,658
 ----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $2,006,631)                                                                $  1,916,966
 ----------------------------------------------------------------------------------------------
  Repurchase Agreement - 8.3%
  Joint Repurchase Agreement
  $18,500,000             5.52%                    09/01/1999                      $ 18,500,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $18,500,000)                                                               $ 18,500,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $229,524,843)                                                              $237,288,782
 ----------------------------------------------------------------------------------------------

 * Non-income producing security.
 . Represents security with notional or nominal principal amounts. The actual effective yield of this security is different than the stated coupon due to amortization of related premiums.
 @ This security is issued with a zero-coupon. The interest rate disclosed for this security represents effective yield to maturity.
 + Securities are exempt from registration under Rule 144A of the Securities
   Act of 1933. Such securities may be resold, normally to qualified institu-tional buyers in transactions exempt from registration. Total market-value of Rule 144A securities amounted to $3,553,573 at August 31, 1999.
 # Variable rate security. Coupon rate disclosed is that which is in effect at
   August 31, 1999.
[_]Portions of these securities are being segregated as collateral for futures contracts, TBA securities, mortgage dollar rules and forward settlement sales.
 ~ These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.
 /\TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally (+/-) 2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be deter-mined upon settlement when the specific mortgage pools are assigned.
 } Coupon consists of 5% cash payment and 3% paid-in-kind securities.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $229,524,843)                                                    $237,288,782
  Cash                                                                  191,272
  Receivables:
  Investment securities sold                                          9,177,898
  Dividends and interest, at value                                    1,227,661
  Fund shares sold                                                      131,478
  Forward foreign currency exchange contracts                            47,302
  Reimbursement from investment adviser                                  85,343
  Deferred organization expenses, net                                     1,507
  Other assets                                                           10,458
 ------------------------------------------------------------------------------
  Total assets                                                      248,161,701
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                    23,720,847
  Fund shares repurchased                                               373,326
  Amounts owed to affiliates                                            243,370
  Forward foreign currency exchange contracts                            89,169
  Variation margin                                                       32,560
  Options written, at value (premium received $35,020)                   23,350
  Accrued expenses and other liabilities                                109,560
 ------------------------------------------------------------------------------
  Total liabilities                                                  24,592,182
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                   207,837,283
  Accumulated undistributed net investment income                     1,302,040
  Accumulated net realized gain from investment, futures, options
  and foreign currency related transactions                           6,981,891
  Net unrealized gain on investments, futures and translation of
  assets and liabilities denominated in foreign currency              7,448,305
 ------------------------------------------------------------------------------
  NET ASSETS                                                       $223,569,519
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                                $20.38
  Class B                                                                $20.26
  Class C                                                                $20.23
  Institutional                                                          $20.39
  Service                                                                $20.37
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                             8,311,526
  Class B                                                             1,999,723
  Class C                                                               557,767
  Institutional                                                         115,786
  Service                                                                   727
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                 10,985,529
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $21.57. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                      $1,270,413
  Interest(b)                                                        3,994,189
 ------------------------------------------------------------------------------
  Total income                                                       5,264,602
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                                      928,470
  Distribution and service fees(c)                                     588,826
  Transfer agent fees(d)                                               266,379
  Custodian fees                                                        90,212
  Registration fees                                                     74,020
  Professional fees                                                     44,381
  Amortization of deferred organization expenses                         7,802
  Trustee fees                                                           6,426
  Service share fees                                                       445
  Other                                                                104,945
 ------------------------------------------------------------------------------
  Total expenses                                                     2,111,906
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed                                         (307,789)
 ------------------------------------------------------------------------------
  Net expenses                                                       1,804,117
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              3,460,485
 ------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures, op-
  tions and foreign currency related transactions:
  Net realized gain (loss) from:
  Investment transactions                                            7,020,961
  Futures transactions                                              (1,033,898)
  Options written                                                       36,437
  Foreign currency related transactions                                (10,658)
  Net change in unrealized gain (loss) on:
  Investments                                                       (6,943,236)
  Futures                                                             (515,372)
  Options written                                                       11,670
  Translation of assets and liabilities denominated in foreign
  currencies                                                           (69,369)
 ------------------------------------------------------------------------------
  Net realized and unrealized loss on investment, futures, options
  and foreign currency related transactions                         (1,503,465)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $1,957,020
 ------------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $11,258.
 (b) Taxes withheld on interest were $175.
 (c) The distribution and service fees for Class A, Class B and Class C were $268,705, $247,828, and $72,293, respectively.
 (d) The transfer agent fees for Class A, Class B, Class C, Institutional Class and Service Class were $204,217, $47,087, $13,736, $1,303 and $36, respectively.

The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND
Statements of Changes in Net Assets

                                                 For the
                                               Seven-Month        For the
                                              Period Ended       Year Ended
                                             August 31, 1999  January 31, 1999
  From operations:
  Net investment income                         $  3,460,485      $  6,835,375
  Net realized gain (loss) from investment,
  futures, options and foreign currency
  related transactions                             6,012,842        (3,394,596)
  Net change in unrealized (loss) gain on
  investments, futures, options and
  translation of assets and liabilities
  denominated in foreign currencies               (7,516,307)        4,114,362
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from
  operations                                       1,957,020         7,555,141
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                  (2,035,907)       (5,454,393)
  Class B shares                                    (312,410)         (858,147)
  Class C shares                                     (88,561)         (325,754)
  Institutional shares                               (66,533)         (294,710)
  Service shares                                      (2,011)           (7,267)
 ------------------------------------------------------------------------------
  Total distributions to shareholders             (2,505,422)       (6,940,271)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                   22,988,417       116,979,156
  Reinvestment of dividends and
  distributions                                    2,398,095         6,132,572
  Cost of shares repurchased                     (60,433,602)      (69,069,832)
 ------------------------------------------------------------------------------
  Net (decrease) increase in net assets
  resulting from share transactions              (35,047,090)       54,041,896
 ------------------------------------------------------------------------------
  TOTAL (DECREASE) INCREASE                      (35,595,492)       54,656,766
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                            259,165,011       204,508,245
 ------------------------------------------------------------------------------
  End of period                                 $223,569,519      $259,165,011
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment
  income                                        $  1,302,040      $    375,856
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Balanced Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Funds from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trusts's Board of Trust-ees.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. Howev-er, the Fund does not amortize premiums on U.S. Government and corporate bonds.

 C. Mortgage Dollar Rolls -- The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and si-multaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the pur-chase of a security and a separate transaction involving a sale.

 D. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement

                                                     GOLDMAN SACHS BALANCED FUND
 date on investment securities transactions and forward exchange contracts;
 and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 E. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable trans-lation rates. The Fund realizes gains or losses at the time a forward con-tract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 F. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 G. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 H. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 I. Forward Sales Contracts -- The Fund may enter into forward security sales of mortgage backed securities in which the Fund sells securities in the cur-rent month for delivery of securities defined by pool stipulated characteris-tics on a specified future date. The value of the contract is recorded as a liability on the Fund's records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 1999
 J. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $230,983,624. Accordingly, the gross unrealized gain on investments was $17,288,053 and the gross unrealized loss on investments was $10,982,895 resulting in a net unrealized gain of $6,305,158.

 K. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 L. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management, ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the ex-penses related thereto and administering the Fund's business affairs, includ-ing providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .65% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, in-demnification costs and other extraordinary expenses), to the extent that such expenses exceed, on an annual basis, .01% of the average daily net as-sets of the Fund. For the period ended August 31, 1999, Goldman Sachs has agreed to reimburse approximately $308,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $46,000 during the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C Shares and .04% of the average daily net assets for Institutional and Service Shares.

                                                     GOLDMAN SACHS BALANCED FUND
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $126,000, $81,000 and $36,000 for management, distribution and service and transfer agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the period ended August 31, 1999, were $212,138,434 and $245,629,642, respectively. Included in these amounts are purchases and proceeds of sales or maturities of governmental securities in the amounts of $110,169,982 and $114,104,720, respectively.
   For the period ended August 31, 1999, Goldman Sachs earned approximately $19,000 of brokerage commissions from portfolio transactions.
   The Fund had the following outstanding forward foreign currency exchange contracts:

        Open Forward Foreign            Value on      Current   Unrealized Unrealized
      Currency Sale Contracts        Settlement Date   Value       Gain       Loss
 ------------------------------------------------------------------------------------
 Australian Dollar expiring 9/13/99       $1,388,771 $1,341,469    $47,302    $    --
 Euro currency expiring 9/14/99            2,489,205  2,578,374         --     89,169
 ------------------------------------------------------------------------------------
 Total forward open
 foreign currency sale contracts          $3,877,976 $3,919,843    $47,302    $89,169
 ------------------------------------------------------------------------------------

   The contractual amounts of the forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 1999, the Fund had sufficient cash and securities to cover any commitments under these contracts. The Fund has recorded a "Receivable for forward for-eign currency exchange contracts" and a "Payable for forward foreign currency exchange contracts" of $47,302 and $89,169, respectively, relating to open forward foreign currency exchange contracts in the accompanying Statement of Assets and Liabilities.
   For the period ended August 31, 1999, written call option transactions in the Fund were as follows:

             Written Options               Number of Contracts Premium Received
 ------------------------------------------------------------------------------
 Balance outstanding, beginning of period           --             $     --
 Options written                                   329               71,457
 Options expired                                  (157)             (36,437)
 ------------------------------------------------------------------------------
 Balance outstanding, end of period                172             $ 35,020
 ------------------------------------------------------------------------------

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the fluc-tuations in the value of the contracts, and are recorded for financial re-porting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Opera-tions.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
August 31, 1999
 changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At August 31, 1999 open futures contracts were as follows:

                    Number of Contracts   Settlement     Market     Unrealized
       Type            Long/(Short)         Month         Value     Gain (Loss)
 ------------------------------------------------------------------------------
 Euro Dollars                25             March 2000 $ 5,875,938   $ (42,659)
 2 Year U.S. Trea-
sury Note                    10          December 1999   2,070,000      (2,405)
 5 Year U.S. Trea-
sury Note                   (63)         December 1999  (6,800,063)        226
 10 Year U.S.
Treasury Note                (7)        September 1999    (770,000)      8,378
 10 Year U.S.
Treasury Note               (16)         December 1999  (1,749,750)      6,449
 20 Year U.S.
Treasury Bond               124         September 1999  14,178,625    (258,709)
 S&P 500 Index                5          December 1999   1,668,750        (178)
 ------------------------------------------------------------------------------
                                                       $14,473,500   $(288,898)
 ------------------------------------------------------------------------------

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $18,500,000 in principal amount. At August 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                        Principal    Interest  Maturity    Amortized
        Repurchase Agreement              Amount       Rate      Date         Cost
 --------------------------------------------------------------------------------------
 Banc of America Securities LLC       $1,300,000,000   5.52%  09/01/1999 $1,300,000,000
 --------------------------------------------------------------------------------------
 Bear Stearns & Co., Inc.                300,000,000   5.51   09/01/1999    300,000,000
 --------------------------------------------------------------------------------------
 Deutsche Bank Securities, Inc.        1,006,800,000   5.50   09/01/1999  1,006,800,000
 --------------------------------------------------------------------------------------
 Lehman Brothers, Inc.                   300,000,000   5.65   09/01/1999    300,000,000
 --------------------------------------------------------------------------------------
 Salomon Smith Barney Holdings, Inc.     200,000,000   5.50   09/01/1999    200,000,000
 --------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                $3,106,800,000
 --------------------------------------------------------------------------------------

                                                     GOLDMAN SACHS BALANCED FUND

 8 CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $10,788 from paid-in capital and $28,879 from accumulated undistributed net investment income to accumulated net realized gain from investment, options, futures and foreign currency related transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:


                          For the Seven-Month Period      For the Year Ended
                             Ended August 31, 1999         January 31, 1999
                          ----------------------------  ------------------------
                                Shares         Dollars      Shares       Dollars
                            -----------------------------------------------------
 Class A Shares
 Shares sold                   690,947  $   14,334,527   3,748,039  $ 76,506,479
 Reinvestments of divi-
dends and distributions         96,208       1,976,640     241,188     4,838,697
 Shares repurchased         (1,873,693)    (38,906,818) (2,655,783)  (53,412,703)
                            -----------------------------------------------------
                            (1,086,538)    (22,595,651)  1,333,444    27,932,473
 --------------------------------------------------------------------------------
 Class B Shares
 Shares sold                   222,544       4,589,209   1,305,421    26,769,887
 Reinvestments of divi-
dends and distributions         13,623         279,018      37,761       751,177
 Shares repurchased           (392,771)     (8,099,668)   (357,101)   (7,118,524)
                            -----------------------------------------------------
                              (156,604)     (3,231,441)    986,081    20,402,540
 --------------------------------------------------------------------------------
 Class C Shares
 Shares sold                   109,915       2,268,065     532,005    10,982,657
 Reinvestments of divi-
dends and distributions          3,746          76,630      13,484       268,120
 Shares repurchased           (258,346)     (5,306,034)   (281,904)   (5,604,206)
                            -----------------------------------------------------
                              (144,685)     (2,961,339)    263,585     5,646,571
 --------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                    86,577       1,782,979     108,930     2,247,577
 Reinvestments of divi-
dends and distributions          3,129          63,796      13,275       267,312
 Shares repurchased           (365,015)     (7,628,710)   (143,532)   (2,931,934)
                            -----------------------------------------------------
                              (275,309)     (5,781,935)    (21,327)     (417,045)
 --------------------------------------------------------------------------------
 Service Shares
 Shares sold                       682          13,637      22,926       472,556
 Reinvestments of divi-
dends and distributions             99           2,011         375         7,266
 Shares Repurchased            (24,012)       (492,372)       (123)       (2,465)
                            -----------------------------------------------------
                               (23,231)       (476,724)     23,178       477,357
 --------------------------------------------------------------------------------
 NET (DECREASE) INCREASE    (1,686,367) $  (35,047,090)  2,584,961  $ 54,041,896
 --------------------------------------------------------------------------------

 Goldman Sachs Balanced Fund -- Tax Information (unaudited)

   During the tax year ended August 31, 1999, 17.18% of the ordi-nary income dividends paid from net investment income by the Fund qualify for the dividends received deduction available to corpora-tions.

GOLDMAN SACHS BALANCED FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------
                            Net asset                                      In excess                 Net increase
                             value,      Net      Net realized   From net    of net                   (decrease)
                            beginning investment and unrealized investment investment    From net    in net asset
                            of period   income    gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $20.48     $0.32        $(0.19)      $(0.23)    $  --        $  --         $(0.10)
  1999 - Class B Shares       20.37      0.22         (0.18)       (0.15)       --           --          (0.11)
  1999 - Class C Shares       20.34      0.23         (0.19)       (0.15)       --           --          (0.11)
  1999 - Institutional
  Shares                      20.48      0.53         (0.35)       (0.27)       --           --          (0.09)
  1999 - Service Shares       20.47      1.22         (1.14)       (0.18)       --           --          (0.10)
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares       20.29      0.58          0.20        (0.59)       --           --           0.19
  1999 - Class B Shares       20.20      0.41          0.21        (0.45)       --           --           0.17
  1999 - Class C Shares       20.17      0.41          0.21        (0.45)       --           --           0.17
  1999 - Institutional
  Shares                      20.29      0.64          0.20        (0.65)       --           --           0.19
  1999 - Service Shares       20.28      0.53          0.21        (0.55)       --           --           0.19
 ----------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       18.78      0.57          2.66        (0.56)       --        (1.16)          1.51
  1998 - Class B Shares       18.73      0.50          2.57        (0.42)    (0.02)       (1.16)          1.47
  1998 - Class C Shares
  (commenced August 15,
  1997)                       21.10      0.25          0.24        (0.22)    (0.04)       (1.16)         (0.93)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   21.18      0.26          0.32        (0.23)    (0.08)       (1.16)         (0.89)
  1998 - Service Shares
  (commenced August 15,
  1997)                       21.18      0.22          0.32        (0.22)    (0.06)       (1.16)         (0.90)
 ----------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       17.31      0.66          2.47        (0.66)       --        (1.00)          1.47
  1997 - Class B Shares
  (commenced May 1, 1996)     17.46      0.42          2.34        (0.42)    (0.07)       (1.00)          1.27
 ----------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.22      0.51          3.43        (0.50)       --        (0.35)          3.09
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.
The accompanying notes are an integral part of these financial statements.

                                                     GOLDMAN SACHS BALANCED FUND

                                                                               Ratios assuming no voluntary waiver
                                                                                  of fees or expense limitations
                                                                               -----------------------------------
                             Net assets                         Ratio of                              Ratio of
   Net asset                 at end of       Ratio of        net investment        Ratio of        net investment    Portfolio
   value, end     Total        period    net expenses to       income to         expenses to          income to      turnover
   of period    return(b)    (in 000s)  average net assets average net assets average net assets average net  assets  rate(e)
     $20.38        0.62%(d)   $169,395         1.10%(c)           2.58%(c)           1.32%(c)            2.36%(c)       90.41%(d)
      20.26        0.20(d)      40,515         1.85(c)            1.83(c)            2.07(c)             1.61(c)        90.41(d)
      20.23        0.18(d)      11,284         1.85(c)            1.84(c)            2.07(c)             1.62(c)        90.41(d)
      20.39        0.86(d)       2,361         0.70(c)            2.96(c)            0.92(c)             2.74(c)        90.41(d)
      20.37        0.39(d)          15         1.20(c)            2.46(c)            1.42(c)             2.24(c)        90.41(d)
      20.48        3.94        192,453         1.04               2.90               1.45                2.49          175.06
      20.37        3.15         43,926         1.80               2.16               2.02                1.94          175.06
      20.34        3.14         14,286         1.80               2.17               2.02                1.95          175.06
      20.48        4.25          8,010         0.73               3.22               0.95                3.00          175.06
      20.47        3.80            490         1.23               2.77               1.45                2.55          175.06
---------------------------------------------------------------------------------------------------------------------------------
      20.29       17.54        163,636         1.00               2.94               1.57                2.37          190.43
      20.20       16.71         23,639         1.76               2.14               2.07                1.83          190.43
      20.17        2.49(d)       8,850         1.77(c)            2.13(c)            2.08(c)             1.82(c)       190.43
      20.29        2.93(d)       8,367         0.76(c)            3.13(c)            1.07(c)             2.82(c)       190.43
      20.28        2.66(d)          16         1.26(c)            2.58(c)            1.57(c)             2.27(c)       190.43
---------------------------------------------------------------------------------------------------------------------------------
      18.78       18.59         81,410         1.00               3.76               1.77                2.99          208.11
      18.73       16.22(d)       2,110         1.75(c)            2.59(c)            2.27(c)             2.07(c)       208.11
---------------------------------------------------------------------------------------------------------------------------------
      17.31       28.10         50,928         1.00               3.65               1.90                2.75          197.10
---------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS BALANCED FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Balanced Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Balanced Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to ex-press an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Balanced Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

                                                      Goldman Sachs Fund Profile


The Goldman Sachs Balanced Fund




     An Investment Idea for the Long Term

     History has shown that an investment composed of a blend of stocks and bonds provides reduced volatility of returns while capturing the appreciation potential of the portion invested in stocks.

     Goldman Sachs Balanced Fund provides investors access to the benefits associated with an investment that is composed of both stocks and bonds. The Fund seeks long-term capital growth and current income through investments in equity and fixed income securities.


     Target Your Needs

     The Goldman Sachs Balanced Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

     ---------------------------------------------------------------------------
     Goldman Sachs Funds

     Goldman Sachs Funds offers more
     than 30 investment options for
     global diversification across
     borders, investment styles, asset
     classes and security capitalizations.


                            [GRAPHIC APPEARS HERE]


     For More Information

     To learn more about the Goldman Sachs Balanced Fund and other Goldman Sachs Funds, call your investment professional today.


     *The exchange privilege is subject to termination and its terms are subject to change.

--------------------------------------------------------------------------------
Goldman Sachs Asset Management 32 Old Slip, 17TH Floor, New York, New York 10005
--------------------------------------------------------------------------------
Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Adrien E. Deberghes, Jr., Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary


Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent


Visit our internet address: www.gs.com/funds



This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Copyright 1999 Goldman, Sachs & Co.   All rights reserved.
Date of first use:  October 15, 1999                        BALAR / 15K / 10-99
--------------------------------------------------------------------------------